UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 27, 2005

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                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                   1-8601                  36-2972588
 (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)          File Number)            Identification No.)

                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)

                                 (845) 230-3000
              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

CreditRiskMonitor.com, Inc. has settled all outstanding litigation against Global Credit Services, Inc. in return for a cash payment of $1.1 million. A copy of the press release announcing this settlement is annexed hereto as
Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release issued on April 27, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CREDITRISKMONITOR.COM, INC.



Date: April 27, 2005                         By: /s/ Lawrence Fensterstock
                                                 -------------------------
                                                 Lawrence Fensterstock
                                                 Chief Financial Officer